STI CLASSIC VARIABLE TRUST

                    Supplement dated November 13, 2000 to the
          STI Classic Variable Trust Statement of Additional Information
                               dated May 1, 2000


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE  STATEMENT  OF  ADDITIONAL   INFORMATION  ("SAI")  AND  SHOULD  BE  READ  IN
CONJUNCTION WITH THE SAI.

On August 15, 2000, the Board of Trustees recommended that shareholders of each Fund approve certain revisions to each Fund's fundamental investment policies. At a shareholder meeting held October 27, 2000, shareholders of record as of August 16, 2000 approved these revised policies which took effect immediately thereafter.

The numbered fundamental investment policies following the heading "INVESTMENT LIMITATIONS" on pages B-19 and B-20 of the SAI should be replaced with the following:

         No Fund may:

                  1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

                  2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

                  3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

                  4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission.

                  5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the
                           Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

                  6.       Purchase or sell real  estate,  unless  acquired as a
                           result   of   ownership   of   securities   or  other
                           instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).
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                  7.       Purchase  or   sell   physical  commodities,   unless
                           acquired as a result of ownership of securities or other instruments.

                  8.       Make  loans, except that  a Fund may: (i) purchase or
                           hold  debt  instruments  in  accordance  with   its
                           investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

As a result of the resignation of one Trustee, the impending retirement of four Trustees on November 18, 2000 and the appointment and subsequent election of two new Trustees, as of November 18, 2000, the following persons will serve as Trustees of the Trust:

         THOMAS GALLAGHER (11/25/47) - Trustee+ - President, Genuine Parts Company Wholesale Distribution, 1970 - present; Director, National Service Industries; Director, Oxford Industries.

         F. WENDELL GOOCH (12/3/32) - Trustee - Retired. President, Orange County Publishing Co., Inc., 1981-1997, publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981-1997, President, H & W Distribution, Inc., 1984-1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

         WILTON LOONEY (4/18/19) - Trustee+ - President of Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Director, Rollins, Inc.; Director, RPC Energy Services, Inc.

         JAMES O. ROBBINS (7/4/42) - Trustee - President and Chief Executive Officer, Cox Communications, Inc., 1983 - present; Director, NCR; Director, Cox Communications.

         JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995. Trustee, W.K. Kellogg Trust.

         --------------------
        + Mssrs. Gallagher and Looney may be deemed "interested persons" of the Trust as defined in the 1940 Act.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.